ELECTRIC & GAS TECHNOLOGY, INC.

13636 Neutron Road

Dallas, Texas 75244-4410

972-934-8797

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

February 14, 2003

__________

To the Stockholders:

     The Annual Meeting of the Stockholders of Electric & Gas Technology, Inc. (the Company or ELGT) will be held on Friday, February 14, 2003, at 4:30 p.m. CDST, at the Company's offices at 13636 Neutron Road, Dallas, Texas 75244-4410, for the following purposes:

  To elect six directors to serve until the next annual meeting of stockholders or until their successors have been duly elected and qualified.

  To consider and act upon a proposal to ratify the appointment of independent public accountants for fiscal 2003.

  To transact such other business as may properly come before the meeting and all adjournments thereof.

     Only stockholders of record at the close of business on January 8, 2003 will be entitled to notice of, and to vote at, said meeting. The stock transfer books will not be closed. A complete list of stockholders entitled to vote at the meeting will be available for inspection at the meeting.

      All stockholders are cordially invited to attend the meeting in person; however, to assure your representation at the meeting, you are urged to vote, sign, date and return the enclosed Proxy as promptly as possible in the enclosed postage prepaid envelope. Any stockholder attending the meeting may vote in person even if a proxy has been submitted previously.

By order of the Board of Directors

Marie W. Pazol, Secretary

PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN

THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF

MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING,

YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

ELECTRIC & GAS TECHNOLOGY, INC.

13636 Neutron Road

Dallas, Texas 75244-4410

972-934-8797

January 8, 2002

PROXY STATEMENT

___________

     This proxy statement is furnished to stockholders of Electric & Gas Technology, Inc. in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 13636 Neutron Road, Dallas, Texas 75244-4410, on Friday, February 14, 2003, at 4:30 p.m. CDST, and all adjournments thereof. The Company's Annual Report for its fiscal year ended July 31, 2002, including financial statements, and this proxy statement and form of proxy/voting instruction card ("proxy card" or "proxy") are being mailed to the stockholders commencing January 13, 2003.

VOTING

     Only stockholders of record at the close of business on January 8, 2003 are entitled to notice of, and to vote at, the meeting. At that date, there were outstanding 6,546,934 shares of Common Stock, $.01 par value. Each share is entitled to one vote.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by (1) giving notice to ELGT of such revocation; (2) voting in person at the meeting; or (3) executing and delivering a proxy bearing a later date.

     All properly executed proxies not revoked will be voted at the meeting in accordance with the instructions contained therein. Proxies containing no instructions specified in the form of proxy will be voted in favor of management's nominees to the Board of Directors and ratification of Whitley Penn as the Company's auditors. If any other matters are brought before the meeting and submitted to a vote, all proxies will be voted in accordance with the judgment of the persons voting the proxies. A stockholder who has executed and returned a proxy may revoke it at any time before it is voted, but only by executing and returning a proxy bearing a later date, by giving written notice or revocation to the Secretary of the Company, or by attending the meeting and voting in person. Only votes cast in person or by proxy will be counted at the meeting. Abstentions will be reflected in the minutes of the meeting.

EXPENSES OF SOLICITATION

     The cost of soliciting proxies will be paid by the Company. Solicitation of proxies may be accomplished by use of mail, telephone or telegraph by the directors, officers or regular employees of ELGT. The Company may request persons holding stock in their name for others, or in the names of nominees for others, to obtain proxies from their principals and the Company will reimburse such persons for their expenses in so doing. The cost involving postage, telephone, legal, accounting, printing and stock transfer requirements, for the solicitation of proxies is estimated to be no greater than $20,000.

1. ELECTION OF DIRECTORS

     The By-laws of the Company provide that the number of Directors to be elected at any meeting of stockholders shall be determined by the Board of Directors. The Board has determined that five directors of which one are non-management nominees shall be elected at the Annual Meeting.

     The following five (5) persons are nominees for re-election as Directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. Unless authority to vote at the election of Directors is withheld, it is the intention of the persons named in the enclosed form of Proxy to nominate and vote for the persons named. The following sets forth the names of the nominees and related information:
			Director
Name of Nominee	Age	Principal occupation	Since

S. Mort Zimmerman*	75	Chairman of the Board and Chief Executive	1985
		Officer of the Company

Daniel A. Zimmerman*	42	President and Chief Operations Officer of the Company	1989

George M. Johnston	57	Vice President and Chief Financial	-
		Officer of the Company

Fred M. Updegraff	68	Vice President and Treasurer	1987
		of the Company

James J. Ling	79	Chairman and CEO Empiric Energy,	1997
		Inc. and President, Hill Investors, Inc.

     * S. Mort Zimmerman and Daniel A. Zimmerman are father and son.

     S. Mort Zimmerman: Mr. Zimmerman is Chairman of the Board, and Chief Executive Officer of the Company since its formation in March 1985. After attending Georgia Institute of Technology and Oglethorpe, Mr. Zimmerman graduated in 1958 with a Bachelor of Science in Electrical Engineering from Pacific International University. He established the first electronics subsidiary for the predecessor corporation of LTV Corporation which was formed to market a low cost television camera invented by Zimmerman and for which he was awarded a United States Patent in 1958. Prior to 1963 he participated in the engineering and installation of 18 television stations.

     In 1965 Mr. Zimmerman formed the first "one-bank holding company" of its kind in the United States and which later served as a model from which many bank holding companies were formed. He served as Chairman of the Board of four individual banking institutions, three of which were located in Florida (Springs National of Tampa, Metropolitan of Miami and Mercantile National of Miami Beach) and New York City (Underwriters Trust). After obtaining a public underwriting these banks were sold to others. In 1967 Intercontinental Industries, Inc. was organized and Mr. Zimmerman served as its Chairman and Chief Executive Officer. This diversified holding company was primarily engaged in the operations of Intercontinental Manufacturing Company, a weapons manufacturer that was later sold. Through his research and development in the field of video X-ray and imaging, Mr. Zimmerman caused the organization of Video Science Technology, Inc. in 1981 to exploit the inventions for which he was awarded two U. S. Patents. Patents awarded include: Television Camera-Video Amplifier and Blanking Circuits-1958, Electronic Thermometer-1963, Video-X-Ray Imaging System and Method-1977, Video System and Method for Presentation and Reproduction of X-Ray Film Images-1977, Electromagnetic Radio Frequency Excited Explosion Proof Lighting Method and System-1986, and Laser Display of an Electronically Generated Image Signal-1987. Recently, Mr. Zimmerman participated as a co-inventor on new Electronic Refrigeration technology to which patents are pending.

     Daniel A. Zimmerman: Mr. Zimmerman was elected Senior Vice President in 1991, President in 2002 and was re-elected as a Director of the Company in 1990 (Mr. Zimmerman served as a director from March, 1985 to January, 1988). Mr. Zimmerman is presently serving as President and Director of Reynolds. He received his Liberal Arts Degree from Austin College in Sherman, Texas in May 1982.

     George M. Johnston, CPA: Mr. Johnston was elected as Vice President, Chief Financial Officer and Director at a meeting of the Board of Directors on November 18, 2002. He received his Bachelor of Business - Accounting from Texas Tech University in 1973. Mr. Johnston has been in private practice since 1995. He has previously held various positions of Controllership for companies, including subsidiaries of Texas Instruments, United Technologies and Smith Tool, and has been Chief Financial Officer for a subsidiary of United Technologies and National Presort, Inc. Mr. Johnston has been a Certified Public Accountant, licensed in the state of Texas since 1981.

     Fred M. Updegraff: Mr. Updegraff has served as Vice President and Treasurer of the Company since 1985. He was elected Treasurer and a member of the Board of Directors in May 1987. Mr. Updegraff is also Vice President, Controller and Director of DOL Resources, which files reports under Section 13 of the Securities Act of 1934. From 1976 to 1981, he was Vice President of a manufacturing company engaged in the manufacture of brass valves for the plumbing industry. Mr. Updegraff graduated from Emporia State University with Bachelor Degrees in Business Administration and Education.

     James J. Ling: Mr. Ling is co-founder, chairman and chief executive officer of Empiric Energy, Inc. since November 1992. Mr. Ling founded Ling Electronics in 1955 and through a series of mergers and acquisitions, which includes, Temco Aircraft Corporation, Chance-Vought, The Wilson Company, Braniff Airlines, Jones & Laughlin and National Car Rental, guided the conglomerate Ling-Temco-Vought (LTV) to a position among the largest companies in the Nation with annual sales of $3.2 billion. Mr. Ling resigned in 1971. Since 1985, Mr. Ling has been President of Hill Investors, Inc., a company organized to hold oil and gas investments and which also offers business consulting services.

THE BOARD OF DIRECTORS AND ITS COMMITTEE

     The Board of Directors of the Company held one meeting during the fiscal year ended July 31, 2002. All the incumbent directors attended the meeting.

     The Company's Audit Committee consists of the one outside director, Mr. James J. Ling (Chairman) and Mr. George M. Johnston. The Audit Committee held two meetings during fiscal 2002. Pursuant to the meetings of the Audit Committee it reports that it: (i) reviewed and discussed the Company's audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; and (iii) received written confirmation from Whitley Penn that it is independent and disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with auditors the auditors, independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company's annual report for the Company's fiscal year ending July 31, 2002. The amounts paid to Whitley Penn related to the 2001 annual financial statement audit and reviews of quarterly financial statements filed in the report on Form 10-Q were approximately $42,000. The Audit Committee recommends to the Board of Directors the independent public accountants and reviews the scope of the audit and the actual audit performed by them. It is responsible for insuring that the financial statements present fairly the financial condition of the Company.

     There are no other standing committees.

2. RATIFICATION OF APPOINTMENT OF

INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, upon recommendation from the Audit Committee, has appointed Whitley Penn as independent public accountants of the Company with respect to its operations for the fiscal year ended July 31, 2003, subject to ratification by the holders of Common Stock of the Company. Whitley Penn is the successor firm to Jackson & Rhodes P.C., which has served the Company in this capacity since its original retention for the fiscal year ended July 31, 1991. A representative of the firm will be available at the Annual Meeting to answer appropriate questions of stockholders.

SECURITY OWNERSHIP

     The following table sets forth information regarding the number of shares of Common Stock beneficially owned by the executive officers and directors of the Company and shareholders of the Company known to the Company to be the beneficial owners of more than five (5%) percent of its Common Stock at July 31, 2002:
	Amount and Nature of	Percent of
Name and Address	Beneficial Ownership	Class

S. Mort Zimmerman	863,825 (1)	13.35%
Chairman of the Board
13636 Neutron Road
Dallas, Texas 75244-4410
Daniel A. Zimmerman(2)	274,286	4.24%
President and Director
13636 Neutron Road
Dallas, Texas 75244-4410

Fred M. Updegraff	69,683	1.08%
Vice President & Treasurer & Director
13636 Neutron Road
Dallas, Texas 75244-4410

All Officers & Directors, as a Group	1,318,262	20.14%

(1)     includes (i) 71,351 shares of the 713,507 shares owned beneficially and of record by Trans-Exchange Corporation, in which Mr. S. Mort Zimmerman has a 10% beneficial interest; and (ii) 23,572 shares owned by Glauber Management Company, a firm 42% owned by Mr. S. Mort Zimmerman and in which he effectively controls the voting of the company's stock owned by such firm. Mr. S. Mort Zimmerman disclaims any beneficial interest in the shares owned by his wife's estate and their adult children.

(2)     S. Mort Zimmerman and Daniel A. Zimmerman are father and son.

EXECUTIVE COMPENSATION

     The following table sets forth all compensation paid by the Company for services rendered during its last three fiscal years to S. Mort Zimmerman, the Company's Chief Executive Officer. S. Mort Zimmerman, Fred M. Updegraff, and Daniel A. Zimmerman, Directors, each participated in the actions of the Board setting the compensation amounts paid to S. Mort Zimmerman. No specific criteria was used except an evaluation by the Board that his salary be comparable to the compensation paid to chief executive officers of other public companies similar in size and revenues to the Company.

Summary Compensation Table
					Long Term Compensation
		Annual Compensation			Awards		Payouts
				Other	Restricted	Number of Shares	Long Term
Name and Principal				Annual	Stock	Covered By	Incentive Plan	All Other
Position	Year	Salary	Bonus	Compensation	Awards	Option Grant	Payout	Compensation
S. Mort Zimmerman	2002	$193,760 (a)	$ -	$ -	-	-	-	$5,100 (b)
Daniel A Zimmerman	2002	$132,593	$ -	$ -	-	-	-	$9,112 (c)

S. Mort Zimmerman	2001	$237,400 (a)	$ -	$ -	-	-	-	$5,100 (b)
Daniel A Zimmerman	2001	$146,134	$ -	$ -	-	-	-	$15,138 (c)

S. Mort Zimmerman	2000	$252,000 (a)	$ -	$ -	-	3,155	-	-
Daniel A. Zimmerman	2000	$128,154	$ -	$ -	-	18,750	-	$11,116 (c)

S. Mort Zimmerman-President and Chairman of the Board.

Daniel A. Zimmerman-Senior Vice President.

(a) A portion of the payments were made to an affiliate of S. Mort Zimmerman and includes accrued and unpaid compensation of $75,000 for fiscal year 2002, 2001 and 2000, respectively.

(b) Expense allowances.

(c) Company match of 401 (K) employee contributions and expense allowances.

Performance Graph

     The following line graph compares (A) the yearly percentage change in the Company's cumulative total shareholder return on Common Stock, measured by dividing (i) the difference between the Company's share price at the end and beginning of each year by (ii) the share price at the beginning of each year with (B) the NASDAQ Stock Market - US Index and the NASDAQ

Cumulative Total Return
	7/97	7/98	7/99	7/00	7/01	7/02
ELECTRIC & GAS TECHNOLOGY, INC.	100.00	107.27	72.73	54.58	31.20	11.13
NASDAQ STOCK MARKET (U.S.)	100.00	117.69	167.99	239.22	128.39	84.87
NASDAQ NON-FINANCIAL	100.00	116.45	171.67	253.84	127.47	79.05

* $100 invested on 7/31/97 in stock or index-

including reinvestment of dividends.

Fiscal year ending July31.

FILINGS UNDER SECTION 16(A)

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than ten-percent beneficial owners are required by applicable regulation to furnish the Company with copies of all section 16(a) forms they file. The Company is not aware of any beneficial owner of more than ten percent of its Common Stock.

     Based solely upon a review of the copies of the forms furnished to the Company, the Company believes that during the 2002 fiscal year all filing requirements applicable to its officers and directors were complied with.

FINANCIAL INFORMATION

     Fiscal year ended July 31, 2002 Annual Report and Form 10K of the Company accompanies this proxy statement.

DEADLINE FOR STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the annual meeting of the Company scheduled for January 2004 must be received by the Company not later than September 1, 2003 for inclusion in its proxy statement and form of proxy relating to that meeting.

OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors is aware of no other matters, other than those described herein, to be brought before the meeting. If any other matter should come before the meeting, the persons named in the enclosed form of Proxy or their substitutes will vote with respect to such matters in accordance with their best judgment.

Marie W. Pazol, Secretary

Dallas, Texas

January 8, 2001

ELECTRIC & GAS TECHNOLOGY, INC.

Proxy Solicited on Behalf of the Board of Directors of

the Company for the Annual Meeting of Stockholders February 14, 2003

     The undersigned authorizes Fred M. Updegraff and Marie Pazol and each of them as the Proxy to vote the common stock owned by the undersigned upon the nominees for director, ratification of the appointment of independent public accountants (as described in the Proxy); and upon all other matters brought before the Annual Meeting of Stockholders of Electric & Gas Technology, Inc. and/or adjournment(s) thereof. The Proxy Committee cannot vote your shares unless your Proxy is SIGNED, DATED and RETURNED timely.

     You are encouraged to specify your choices by marking same in the appropriate boxes, however, it is not necessary to mark any box if you wish to vote in accordance with the recommendations of the Board of Directors.

     THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR Items 1 and 2.

     Item 1     Election of Directors:

S. Mort Zimmerman

Daniel A. Zimmerman

George M. Johnston

Fred M. Updegraff

James J. Ling

     Item 2     Ratification of Engagement of Independent Public Accountants-Whitley Penn